EXHIBIT 10.7

                                    AGREEMENT

Domain Name Trust, Inc.

and

Go Health.Md, Inc.


It is agreed that Domain Name Trust, Inc will register 300 names in the .md registrty during the period Jan 01,2000-Dec 31,2000 for a cost of $99 for each name registered. All rights will accrue to these names, including web hosting.

Payment shall be made on the following terms.
$10,500 payable on Nov 16, 1999.
$64 to be paid by credit card at the time each name is registered.

Any names reserved and not registered and paid will be void after December 31, 1999.

Renewal costs of $299 will apply on the first anniversary and all anniversaries thereafter.

November 16, 1999

/s/ John D. Harris                          ___________________
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John D Harris, President                    Witness
Domain Name Trust, Inc.

/s/ Leonard Vernon                          ___________________
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Leonard Vernon, President                   Witness
Go Health.MD, Inc.

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